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                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
               PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT
                PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
               PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT
                   PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT

                       SUPPLEMENT DATED FEBRUARY 7, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 1999

     This supplement describes certain changes to your variable life insurance contract (the "Contract") issued by Provident Mutual Life Insurance Company ("PMLIC").

     SUBSTITUTION OF SHARES OF EQUITY 500 INDEX PORTFOLIO OF MARKET STREET FUND, INC. FOR SHARES OF INDEX 500 PORTFOLIO OF VARIABLE INSURANCE PRODUCTS FUND II

CHANGE OF INVESTMENT OPTIONS

     Pursuant to an order of the Securities and Exchange Commission issued on January 27, 2000, as of February 7, 2000, the Index 500 Portfolio of Variable Insurance Products Fund II will no longer be available as an investment option under your Contract. In its place, the Equity 500 Index Portfolio of Market Street Fund, Inc. will be available as an investment option under your Contract.

     INVESTMENT OBJECTIVE. The Equity 500 Index Portfolio seeks to provide long-term capital appreciation by investing primarily in common stocks included in the Standard & Poor's 500(R) Composite Stock Price Index.(1) There is no assurance that the Equity 500 Index Portfolio will achieve its stated objective.

     ANNUAL FUND EXPENSES. The following annual expense information for the Equity 500 Index Portfolio for the year ended December 31, 1998 should be added to the Expense Table included in your Contract prospectus.

                                                                EQUITY 500
                                                              INDEX PORTFOLIO
                                                              ---------------
MARKET STREET FUND, INC.
ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees (Investment Advisory Fees)..................       0.24%
Other Expenses..............................................       0.04%*
                                                                   ----
Total Fund Annual Expenses..................................       0.28%

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* Because the Equity 500 Index Portfolio was not in existence during 1999,
  "Other Expenses" is based on estimated amounts for 2000. These estimated amounts reflect an expense reimbursement and fee waiver arrangement for 2000. Absent this arrangement, Total Annual Expenses would be estimated to be 0.39%.

     Additional information about the Equity 500 Index Portfolio, including its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in the prospectus for the Equity 500 Index Portfolio, which will be available from PMLIC on or before February 7, 2000. This prospectus should be read carefully before investing.

---------------
(1) Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PMLIC and the Market Street Fund, Inc. Neither the Contract nor the Equity 500 Index Portfolio is sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Contract and the Equity 500 Index Portfolio. (For more information regarding the S&P 500 Index, see "Standard & Poor's," below.)
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CHANGE IN SUB-ADVISER

     On February 7, 2000, Sterling Capital Management Company ("Sterling") replaced Denver Investment Advisors as a sub-adviser to the All Pro Small Cap Value Portfolio. From its investment advisory fees, PIMC pays Sterling a monthly fee equal to an annual rate of .70% of the average daily net assets of the Portfolio managed by Sterling.

STANDARD & POOR'S

     Standard & Poor's(R), S&P 500(R), Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PMLIC and the Market Street Fund, Inc. ("Market Street"). Neither the Contract nor the Equity 500 Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

     S&P makes no representation or warranty, express or implied, to the owners of the Contract and the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Contract and the Equity 500 Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to PMLIC and Market Street is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to PMLIC, Market Street, the Contract, or the Equity 500 Index Portfolio. S&P has no obligation to take the needs of PMLIC, Market Street, or the owners of the Contract or the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Contract or the Equity 500 Index Portfolio or the timing of the issuance or sale of the Contract or the Equity 500 Index Portfolio or in the determination or calculation of the equation by which the Contract or the Equity 500 Index Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Contract or the Equity 500 Index Portfolio.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PMLIC, MARKET STREET, OWNERS OF THE CONTRACT AND THE EQUITY 500 INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     This supplement should be retained with the prospectus for future reference.